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                                                               EXHIBIT 23.01


                               ARTHUR ANDERSEN LLP


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 12, 1998, included in NEXTLINK Communications, Inc.'s Form 10-KSB for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.

                                                   /s/Arthur Andersen LLP


Seattle, Washington
May 5, 1998